Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Ceelox, Inc. (formerly, Nicaragua Rising Inc.), a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)
The Current Report on Form 10-Q for the quarterly period ended June 30, 2011 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:      September 21, 2011

WILLIAM P. MOORE William P. Moore Chief Financial Officer